                                                                   EXHIBIT 10.35


                                        William E. Lingard
                                        Senior Vice President
                                        Citizens Bank of Massachusetts
                                        18 State Street
                                        Boston, MA 02109
                                        617 994-71I4


August 26, 2004

Everett Chadwick Jr.
Treasurer and Chief Financial Officer
Chase Corporation
26 Summer Street
Bridgewater, MA 02324

Dear Chad:

This letter is to acknowledge that Citizens has approved the release of Chase Corporation's Limited Guaranty dated the 2nd day of December, 2003 by Chase Corporation in favor of Citizens Bank of Massachusetts. The Guaranty was granted in consideration of a $2,000,000.00 Revolving Demand Line of Credit between Sunburst Electronic Manufacturing Solutions, Inc. and Citizens Bank of Massachusetts.

Should you have any questions regarding this release, please contact me directly to review.

Sincerely


/s/ William E. Lingard
----------------------

Senior Vice President